UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – December 15, 2008

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HSBC CREDIT CARD MASTER NOTE TRUST (USA) I

(Exact name of issuing entity as specified in its charter)

Commission File Number: 333-134419-01

HSBC RECEIVABLES FUNDING INC. I

(Exact name of depositor as specified in its charter)

Commission File Number: 333-134419

DELAWARE	88-0471289
(State or other jurisdiction of Incorporation of Depositor)	(IRS Employer Identification No.)
1111 Town Center Drive, Las Vegas, Nevada (Address of principal executive offices of Depositor)	89144 (zip Code)

(702) 243-1341 (Depositor’s telephone number, including area code)
_________________

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Solicitation material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.24d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 6.03	CHANGE IN CREDIT ENHANCEMENT OR OTHER EXTERNAL SUPPORT.

(c)          On December 15, 2008, an amendment (attached hereto as Exhibit 4.1) to the Series 2006-1 Indenture Supplement, dated as of September 15, 2006, between Wilmington Trust Company, not in its individual capacity but solely as owner trustee on behalf of the Trust, and Wells Fargo Bank, National Association, as indenture trustee, was entered into in order to increase the amount of overcollateralization available to this Series. On December 15, 2008, an amendment (attached hereto as Exhibit 4.2) to the Series 2007-1 Indenture Supplement, dated as of July 31, 2007, between Wilmington Trust Company, not in its individual capacity but solely as owner trustee on behalf of the Trust, and Wells Fargo Bank, National Association, as indenture trustee, was entered into in order to increase the amount of overcollateralization available to this Series. On December 15, 2008, an amendment (attached hereto as Exhibit 4.3) to the Series 2007-2 Indenture Supplement, dated as of October 11, 2007, between Wilmington Trust Company, not in its individual capacity but solely as owner trustee on behalf of the Trust, and Wells Fargo Bank, National Association, as indenture trustee, was entered into in order to increase the amount of overcollateralization available to this Series.

Effective as of December 15, 2008, the O/C Amount has increased from $104,972,376 to $290,322,581 with respect to Series 2006-1, the O/C Amount has increased from $102,272,727 to $217,741,936 with respect to Series 2007-1 and has increased from $90,576,982 to $192,814,839 with respect to Series 2007-2.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Exhibit

4.1

Amendment No. 1 to Series 2006-1 Indenture Supplement, dated as of December 15, 2008, between Wilmington Trust Company, not in its individual capacity but solely as owner trustee on behalf of HSBC Credit Card Master Note Trust (USA), and Wells Fargo Bank, National Association, as indenture trustee.

4.2

Amendment No. 1 to Series 2007-1 Indenture Supplement, dated as of December 15, 2008, between Wilmington Trust Company, not in its individual capacity but solely as owner trustee on behalf of HSBC Credit Card Master Note Trust (USA), and Wells Fargo Bank, National Association, as indenture trustee.

4.3

Amendment No. 1 to Series 2007-2 Indenture Supplement, dated as of December 15, 2008, between Wilmington Trust Company, not in its individual capacity but solely as owner trustee on behalf of HSBC Credit Card Master Note Trust (USA), and Wells Fargo Bank, National Association, as indenture trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

HSBC RECEIVABLES FUNDING INC. I

as Depositor

(Registrant)

By /s/ Cheryl F. Steffens

Name: Cheryl F. Steffens

Title: Vice President and Assistant Treasurer

Dated: December 15, 2008

EXHIBIT INDEX

Exhibit Number	Exhibit

4.1

Amendment No. 1 to Series 2006-1 Indenture Supplement, dated as of December 15, 2008, between Wilmington Trust Company, not in its individual capacity but solely as owner trustee on behalf of HSBC Credit Card Master Note Trust (USA), and Wells Fargo Bank, National Association, as indenture trustee.

4.2

Amendment No. 1 to Series 2007-1 Indenture Supplement, dated as of December 15, 2008, between Wilmington Trust Company, not in its individual capacity but solely as owner trustee on behalf of HSBC Credit Card Master Note Trust (USA), and Wells Fargo Bank, National Association, as indenture trustee.

4.3

Amendment No. 1 to Series 2007-2 Indenture Supplement, dated as of December 15, 2008, between Wilmington Trust Company, not in its individual capacity but solely as owner trustee on behalf of HSBC Credit Card Master Note Trust (USA), and Wells Fargo Bank, National Association, as indenture trustee.